Exhibit 99.1

StablecoinX

Investor Presentation



NASDAQ: USDE
OCTOBER 2026

Institutional Infrastructure for the Global Stablecoin Economy

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding StablecoinX Inc.'s ("StablecoinX" or the "Company") expectations with respect to future performance, business strategy, plans and objectives; the development, launch and commercialization of its infrastructure services, StablecoinX Harness and distribution services; anticipated adoption and use of USDe, USDtb and related products; anticipated market opportunities, customer relationships and partnerships; expected revenue streams and business growth; the Company's ENA treasury strategy; and potential value creation opportunities. Forward-looking statements are generally identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "potential," "plan," "may," "should," "will," "would" and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events and results to differ materially from those expressed or implied by the forward-looking statements in this presentation, including, but not limited to, changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business strategy; the highly volatile nature of the price of ENA and other digital assets and products issued by Ethena; risks relating to the adoption and use of digital assets and stablecoins; significant legal, commercial, regulatory and technical uncertainty regarding crypto assets, including stablecoins; increased competition; significant legal, commercial, regulatory and technical uncertainty regarding crypto assets, including stablecoins; increased competition; risks relating to the development, launch and commercialization of the Company's products and services; the Company's ability to manage its growth, expand its operations and implement its business plan; the Company's relationships with Ethena and other third parties; and risks relating to the value, liquidity and other characteristics of the Company's ENA holdings. The foregoing list is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described under "Risk Factors" in the Company's filings with the Securities and Exchange Commission ("SEC"), including its prospectus dated September 14, 2026, as supplemented, as well as its other filings with the SEC.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Notices

Statements Regarding Ethena and Ethena Products. All statements in this presentation regarding Ethena, USDe, sUSDe, USDtb, ENA and other Ethena-related products and tokens reflect the views, interpretations and estimates of StablecoinX only. They have not been reviewed or endorsed by Ethena and should not be attributed to Ethena. Ethena is separate from StablecoinX and has no responsibility for this presentation, for StablecoinX's disclosures, or for StablecoinX's performance. Nothing in this presentation is an offer to sell, or a solicitation of an offer to buy, any Ethena product or token. Access to Ethena products is subject to Ethena's terms, eligibility requirements and jurisdictional restrictions. Holding USDe does not by itself entitle a holder to any rewards, and any rewards are variable and not guaranteed.

No Offer of StablecoinX Securities. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of StablecoinX.

AGENDA

From Market to Opportunity

A public operating company built to support the fastest-growing synthetic dollar ecosystem in crypto

01

USDe's Track Record

- Ethena's synthetic dollar (USDe) was the fastest digital dollar to $10B supply: **620 days**
- **251 days** to $100M cumulative revenue, one of the fastest protocols on record
- Peak supply $14.8B (Oct 2025); $4.89B backing (Oct 1, 2026)
- ~8.6% avg. APY on backing collateral, low correlation to traditional rates

02

StablecoinX as Value-Added Operator

- Two accretive flywheels: capital markets and USDe adoption
- Three segments: Infrastructure Services, Infrastructure Software, Distribution Services

03

Live Revenue

- DVN: **$6.5B** of verified volume since Apr 15, 2026 (earns 1 bp)
- First StablecoinX Harness customer signed (3Q26)

04

Treasury Position

- Largest ENA holder: **3.03B ENA**, 20.2% of total supply
- ENA fee switch passed governance in **Sep 2026**
- Buybacks rise from 5% to 20% of revenue as USDe supply grows (initial threshold is $7.5B of supply)

Sources: DefiLlama (supply; USDe passed $10B Aug 2025, ~620 days after Nov 2023 mainnet launch; USDC took ~2.5 years, Sep 2018 – Mar 2021, per The Block); Token Terminal (revenue); Ethena transparency dashboard (Oct 1, 2026); Blockworks (sUSDe APY, Mar 2024 – Sep 2026); StablecoinX DVN dashboard (Apr 15 – Oct 16, 2026); StablecoinX 10-Q (Jun 30, 2026); Ethena governance forum.

Operators who've allocated, built, and shipped product in this market



Christopher Jensen

CHIEF EXECUTIVE OFFICER

20-year institutional investor – last 11 at Franklin Templeton, most recently PM and Director of Digital Asset Research; earlier Head of Credit, Digital Lending.



Young Cho

CHIEF FINANCIAL OFFICER

Former CFO and board member of Hedera and CIO of Abra; led TLGY into its merger with StablecoinX as CEO.



Ahmed J. Aly

CHIEF TECHNOLOGY OFFICER

Founder of easeflow and e2x Labs; previously CTO of INVAO Trading and partner at INVAO Group.



Philipp Schulz

VP, PARTNERSHIPS

10+ years in partnerships and growth across Web3 infrastructure and enterprise tech, including easeflow and KPMG.



Edward Chen

CHAIRMAN

Managing Partner of Carnegie Park Capital; previously PM at Water Island Capital and event-driven MD at Jefferies.

Why Stablecoins?

Product-market fit, capital efficiency, machine-native money

Send digital dollars anywhere in the world in seconds, for a fraction of a penny, without traditional banking intermediaries.



What looks like a crypto niche is becoming default financial infrastructure.

Stablecoins are becoming the payment rails and the savings accounts for on-chain finance


TOTAL STABLECOIN SUPPLY:
~40X SINCE 2020
~$7.5B
$300B+
$1.9T
$4.0T
2020
TODAY
2030E BASE
2030E BULL


ANNUAL VOLUME, 2025: CARD NETWORKS VS.
ADJUSTED STABLECOIN TRANSFERS
~$10.6T
~$11T+
~$16.7T
MASTERCARD
STABLECOINS (ADJ.)
VISA

Sources: Stablecoin supply: Stablecoin Beat tracker (Oct 15, 2026); 2020: DefiLlama. 2030E: Citi Institute, "Stablecoins 2030" (Sep 2025), base / bull case. Visa: FY2025 Annual Report (total volume, 12 months to Sep 30, 2025). Mastercard: FY2025 gross dollar volume. Stablecoins: adjusted transaction volume, 2025 (BlackRock, citing Visa Onchain Analytics / Allium); excludes internal transfers, intra-exchange flows and bot activity.

Few stablecoin balances today sit in rewards-linked products. We believe that is the opportunity, not the market.

SHARE OF TOTAL STABLECOIN SUPPLY HELD IN SAVINGS OR REWARDS PROGRAMS

TODAY — ~$15B REWARD-BEARING

~5% earning | ~$300B total

2030E — ~$380B REWARD-BEARING PROJECTED

~20% earning | ~$1.9T total · Citi base

~95%

of stablecoins are not in such programs today

~25x vs ~6x

Reward-bearing growth potential (~$15B to ~$380B) vs. total market growth potential (~$300B to $1.9T)

USDe today: ~$4.9B

(~1.6% of total digital dollar supply)
One of several assets platforms may use in their platforms

Total supply: Citi Institute, 'Stablecoins 2030' (revised Sep 2025), base case $1.9T by 2030. 20% reward-bearing penetration is a StablecoinX estimate; JPMorgan sees up to 50%. Illustrative only.

Bank money is mostly yield-bearing. Stablecoins are not, yet.

FED H.6, AUG 2026

US M2, interest-bearing **~64%**

TODAY

Stablecoin supply, reward-bearing **~5%**

Sources: Federal Reserve H.6 (Aug 2026); Citi Institute, "Stablecoins 2030" (Sep 2025); JPMorgan (2025); on-chain staking data (ETH Oct 2026, SOL Sep 2026). StablecoinX calculations.

SCENARIO	SHARE	POOL, 2030E
Today's penetration Reward-bearing share of total stablecoins	~5%	$95B
ETH staking ratio Share of ETH supply staked	~36%	$684B
JPMorgan upper bound Max reward-bearing share of stablecoin market cap	50%	$950B
M2 parity Interest-bearing share of US M2	~64%	$1.22T
SOL staking ratio Share of SOL supply staked	~69%	$1.31T

Pool applies each share to Citi's 2030 base case of $1.9T total stablecoin supply. Illustrative scenarios, not forecasts.

AI agents are starting to transact, and stablecoins are the rails they can use natively.

	LEGACY RAILS	STABLECOIN RAILS
SETUP	Bank accounts, merchant agreements, onboarding per institution	A wallet and an API call
FEES	Percentage plus fixed fees per transaction; intermediaries at each hop	Under a penny per transfer
SETTLEMENT	Business days, batch windows, cutoff times	Under a second, 24/7/365
SCALE	Bounded by jurisdiction and banking hours	Global by default; programmable

And agent balances can earn while idle.

ADJUSTED STABLECOIN VOLUME, 2025

$11T+

Between Mastercard (~$10.6T) and Visa (~$16.7T) 2025 annual volume. Gross on-chain volume: ~$33T.

VOLUME GROWTH, CAGR 2020–2025

80%

vs ~8.5% ACH

Adjusted stablecoin transaction volume vs. ACH transfer volume ($93T in 2025)

BlackRock, "The Machine-Native Economy" (Sep 2025), citing Visa Onchain Analytics / Allium and Nacha. Adjusted volume excludes internal transfers, intra-exchange flows and bot activity; gross volume (~$33T, Artemis) includes them. Visa: FY2025 Annual Report (total volume incl. cash, 12 months to Sep 30, 2025). Mastercard: 4Q25 earnings release (gross dollar volume, FY2025).

Every dollar on-chain wants to be more productive. Ethena is becoming the standardized way it does.

LAYER 3 — DEMAND

Applications

EXCHANGES · WALLETS · NEOBANKS · DEFI · TREASURIES · AI AGENTS

LAYER 2 — STANDARD

The Incentive Layer

USDe · sUSDe · USDtb

ONE INTEGRATION · ONE YIELD SOURCE · COMPOSABLE

LAYER 1 — SUPPLY

Strategies

Basis trade

DELTA-NEUTRAL:
LONG SPOT, SHORT PERP

- **Crypto Basis** — BTC AND ETH PERPS
- **TradFi basis** — EQUITY AND COMMODITY PERPS

Lending

OVERCOLLATERALIZED CREDIT

- **DeFi Lending** — ON-CHAIN MONEY MARKETS
- **Institutional Lending** — LOANS TO KNOWN BORROWERS

Reserves

TOKENIZED ASSETS AND LIQUIDITY

- **RWAs** — TOKENIZED CREDIT AND T-BILLS
- **Liquid Stables** — REDEMPTION BUFFER

Sources: StablecoinX; Ethena USDe reserve framework (Apr 2026) and equity basis expansion (Sep 2026).

Why Ethena Wins?

How USDe works, its moat, track record, and how value accrues to ENA

USDe reserves earn from multiple uncorrelated strategies, not one basis trade

SHARE OF BACKING · **OCT 1, 2026** | TOTAL BACKING **$4.89B** | WEIGHTED BACKING APY **~4.6%** | PEAK SUPPLY **$14.8B** · OCT 2025

01
Crypto basis
BTC and ETH, delta-neutral

19.0%
$928M · APY 3.6%

02
Equity & RWA basis
Tokenized equities hedged with perps; live since Sep 25, 2026

n/a
NOT YET REPORTED

03
DeFi lending
Aave, Morpho, Jupiter Lend, Kamino

34.7%
$1.70B · APY 5.0%

04
Institutional lending
Anchorage, Maple, Coinbase AM, FalconX, Kraken

12.6%
$621M · APY 5-7%

05
RWAs
Tokenized credit (JAAA, STAC)

5.8%
$283M · APY 5.0%

06
Liquid stables
Blue-chip stablecoins; redemption buffer

27.8%
$1.36B · APY 3.9%

Sources: Ethena transparency dashboard, Backing Assets (app.ethena.fi), Oct 1, 2026; DefiLlama (peak supply); LlamaRisk USDe assessment and partner announcements (counterparties). Weighted APY: StablecoinX calculation, institutional lending at 6% midpoint.

Breadth gets USDe listed. Depth makes it the default earn collateral, and that is hard to displace.

BREADTH

Integrated across major channel that holds dollars

TRADFI & CUSTODY

BlackRock (Aladdin, BUIDL) · Janus Henderson · Anchorage Digital

EXCHANGES

Binance · Bybit · OKX · Coinbase · Kraken · Deribit · Hyperliquid · Gate

DEFI

Aave · Morpho · Pendle · Jupiter Lend · Kamino · Curve · Lido EarnUSD

RETAIL & FINTECH

Robinhood Earn · Coinbase DeFi Earn · Kraken+ · Telegram Wallet · Ethena Pay

CHAINS

Ethereum · Solana · Base · Robinhood Chain · Avalanche · Monad · TRON · Mantle

DEPTH — RETAIL EARN PROGRAM

Robinhood Earn


USDE 67%
SYRUPUSDG 26%

67%

USDe share of vault collateral

2.6x

vs. next-largest **collateral asset** (Maple syrupUSDG, 26%)

DEPTH — RETAIL EARN PROGRAM

Coinbase DeFi Earn


ETHENA ASSETS ~60%
CBBTC, CBETH, CBXRP

~60%

Ethena assets ($300M+) of ~$500M DeFi Earn supply

Only

reward-bearing stablecoin used as collateral in the High Yield vault

Sources: Crystal Intelligence (Robinhood Earn Morpho vault collateral, Jul 2026); Ethena Q3 2026 Governance Update (Ethena assets in Coinbase DeFi Earn, Aug 2026); Coinbase (DeFi Earn supply, Sep 9, 2026); FalconX Research (vault collateral); partner announcements. Coinbase share is a StablecoinX estimate.

Operational resilience through extreme volatility

FEB 21, 2025

Bybit hack

$1.4B of ETH stolen from Bybit, where Ethena had $1B+ of positions hedged.

<2 hrs

to close all Bybit exposure

Key Success Factors:
- Collateral balances held off exchange (never on exchange)
- Exposure was smaller than Reserve Fund, so fully backstopped

• 100% REDEEM UPTIME

OCT 10, 2025

10/10 liquidation

Largest liquidation event in crypto history: $19B+ of positions wiped out.

~$2B

redeemed in 24 hours (Oct 10–11), at $1 via on-chain mint and redeem

Key Success Factors:
- Robust off-chain infrastructure
- Proactively mitigate ADL risk

• 100% REDEEM UPTIME

APR 18, 2026

Kelp / Aave exploit

RPC exploit led to 9 figures of potential bad debt across 4 Aave instances; Aave TVL dropped by 50%.

~$2B

of redemptions processed

Key Success Factors:
- Large, liquid stablecoin buffer and a ~$60M reserve fund
- Robust security setup (not a 1/1 DVN like others)

• 100% REDEEM UPTIME

Sources: Chaos Labs Bybit post-mortem (Aave governance, Feb 2025); 21Shares (Feb 2025); Blockworks Advisory, Ethena governance forum (Oct 15, 2025); Cointelegraph; Aave rsETH incident report (Apr 20, 2026); CoinDesk.

People tend to hold USDe when using it pays more than alternatives


USDE SUPPLY VS REWARD-RATES, APR 2024 – OCT 2026
USDE SUPPLY ($B)
$16B
$8B
$0B
Peak ~$14.8B
OCT 4, 2025
Now ~$4.9B
SEP 30, 2026
USDe supply
YIELD (%, MONTHLY AVG.) — SHADING = sUSDe PREMIUM OVER T-BILLS
20%
15%
10%
5%
0%
~20%
sUSDe 5.0%
T-bill 4.1%
Sky 3.7%
Jul 24
Jan 25
Jul 25
Jan 26
Jul 26

READING THE CHART

LATE 2024
sUSDe rewards averaged ~20% in December vs ~4.3% on T-bills; supply more than doubled, to $5.8B.

SUMMER 2025
sUSDe rewards rose to ~7.7% vs ~4% on T-bills; supply nearly tripled to a $14.8B peak.

EARLY 2026
Early 2026. sUSDe rewards fell to T-bill levels (~3.6%); supply dropped to $3.8B.

OCT 2026
sUSDe receives ~5% in rewards vs ~4% on T-bills; supply has recovered to $4.9B.

Sources: DefiLlama (USDe circulating supply; Sky sUSDS rate, from Feb 20, 2025); Blockworks (sUSDe APY, weekly avg.); FRED DTB3 (3-month T-bill). Rates shown as monthly averages. Apr 21, 2024 to Oct 17, 2026.

Funding is starting to recover and USDe's collateral backing is more diversified and distributed than before

DRIVER 01

Funding is cyclical and showing signs of recovery

Perpetual funding rates tend to mean-revert as leveraged market demand shifts. Ethena adjusts its basis-trade allocations in response to prevailing market conditions.

2026 RECOVERY DATA POINT

~0% → 17%

Basis trade share of USDe backing, Jul → Sep 30, 2026 ($0.84B)

DRIVER 02

Diversified backing supports more resilient yields

Lending and RWA strategies provide alternative sources of yield when funding rates are compressed.

2026 RECOVERY DATA POINT

3.8%

sUSDe reward rate (7-day avg) in early Jul 2026, with the basis

DRIVER 03

Distribution has expanded since Oct 2025 peak

New retail and fintech channels broaden access to Ethena's products.

2026 RECOVERY DATA POINT

$600M+

USDe via Robinhood Chain and Coinbase DeFi Earn alone (Aug 2026)

Source: Ethena Q3 2026 Governance Update (Blockworks Advisory, Ethena governance forum, Oct 13, 2026); Blockworks Ethena dashboard.

Tokenized equity and commodity perps are scaling fast


HYPERLIQUID HIP-3 OPEN INTEREST, QUARTER-END ($B) 2026 — MOSTLY TOKENIZED EQUITIES, INDICES AND COMMODITIES
$0.47B
$2.12B
$3.10B
$3.90B
START · JAN 17
Q1 · MAR 31
Q2 · JUN 30
Q3 · SEP 30

Sources: DefiLlama, Hyperliquid HIP-3 open interest, all deployers, quarter-end (series starts Jan 17, 2026). Hyperliquid share: Dune (Oct 16). Binance: Kairos Research (Aug 26); Ethena (Sep 25, 2026).

HIP-3 OPEN INTEREST GROWTH

~8x

From $0.47B on Jan 17 to $3.90B on Sep 30, 2026. About 25% of all Hyperliquid open interest today.

BINANCE EQUITY PERPS

$2.9B+

Open interest at Ethena's equity basis launch on Sep 25, up from $2.1B on Aug 26.

TAKEAWAY

Capacity limits the pace near term, not the end state.

USDe's differentiated backing allows for an industry leading reward profile to incentivize adoption

TOP STABLECOINS BY CIRCULATING SUPPLY, OCT 15, 2026 · TOTAL $303B

#	STABLECOIN	ISSUER	SUPPLY	SHARE	BACKING	RELATIONSHIP TO USDE
1	USDT	Tether	$183.9B	60.7%	Fiat-backed	Backing and mint asset
2	USDC	Circle	$72.6B	23.9%	Fiat-backed	Backing, mint, lending
3	USDS	Sky	$10.2B	3.4%	Crypto/RWA	Competes
4	USDe	Ethena	$4.7B	1.6%	Synthetic	–
5	DAI	Sky	$4.6B	1.5%	Crypto/RWA	Competes
6	USD1	WLFI	$4.1B	1.3%	Fiat-backed	Payment rail
7	USDG	Paxos	$3.1B	1.0%	Fiat-backed	Lent against USDe
8	PYUSD	PayPal	$2.9B	0.9%	Fiat-backed	Payment rail

Sources: Stablecoin Beat tracker (Oct 15, 2026); Ethena transparency dashboard (liquid stables, DeFi and institutional lending, Oct 1, 2026); Morpho vault data; GENIUS Act (2025).

Different structure, shared ecosystem

USDT and USDC are fiat-backed payment dollars. Under the GENIUS Act, payment stablecoin issuers cannot pay holders interest.sUSDe offers an option for users seeking on-chain rewards, including on platforms where it sits alongside USDC earn products, sUSDS and sDAI.

Built on top

Backing assets include stablecoins, held or lent out. USDe can be minted and redeemed with USDT and USDC.

A rising base

More payment dollars means more collateral to mint and more lenders: Robinhood Earn lends USDG, and Coinbase lends USDC, against USDe.

Four August 2026 updates address investor unlocks and ENA buybacks

	BEFORE	AFTER
SELLER BUYOUTS	Seed investors who sold after the Oct 2025 peak still held unvested tokens and could keep selling	Foundation bought all unvested tokens from post-peak sellers via OTC (one holder declined). Non-sellers were offered a par buyback and none accepted
INVESTOR UNLOCKS	Monthly VC unlocks (78.1M/month = 0.52% of total supply/month) created a recurring supply overhang	All remaining investor unlocks accelerated (fully unlocked 10/5/26), so no investor tokens are locked. The ~12% still unvested is team, ecosystem and foundation only
VALUE ACCRUAL	Where protocol value accrued (token, ecosystem or Labs equity) rested on trust	Master Framework Agreement: IP and residual economics go to the Foundation, and Labs equity holders get no residual cash flow
FEE SWITCH	ENA just a governance token; no programmatic link between protocol revenue and ENA	Approved by governance 9/3/26: 95% of net revenue across all business lines funds ENA buybacks once the first USDe supply milestone is hit (scales based on USDe milestones)

Sources: Ethena Foundation, "Ethena Ecosystem Update" (ethena.fi blog, Aug 27, 2026); ENA fee switch activation vote (Ethena governance forum, passed Sep 8, 2026); The Block (Aug 27, 2026).

The ENA fee switch passed governance in September 2026

ILLUSTRATIVE ENA BUYBACKS BY USDE SUPPLY MILESTONE

USDE SUPPLY MILESTONE (14-DAY AVG.)	$7.5B	$10B	$15B ≈2025 PEAK	$20B	$25B+
Gross protocol APY (held constant)	6.0%	6.0%	6.0%	6.0%	6.0%
Annualized gross revenue	$450M	$600M	$900M	$1.2B	$1.5B+
Net revenue take rate for buybacks	5%	10%	15%	20%	25%
Stage	Growth	Growth	Growth	Steady	Steady
Annualized buyback volume	**$22.5M**	**$60M**	**$135M**	**$240M**	**$375M+**
Buybacks, % of Total ENA supply / yr	**0.7%**	**2.0%**	**4.4%**	**7.8%**	**12.3%+**
Buybacks, % of supply ex-treasury* / yr	**0.9%**	**2.5%**	**5.5%**	**9.8%**	**15.4%+**

How it works

The take rate steps up at each milestone. Between milestones, net revenue rises linearly with supply.

Where USDe is now

USDe supply was $4.94B on Sep 30, about two-thirds of the way to the first $7.5B milestone.

Sources: Ethena Foundation, "Ethena Ecosystem Update" (Aug 27, 2026; APY held at 6.0%); fee switch vote (Sep 8, 2026); Ethena Q3 2026 Governance Update. 95% of net revenue goes to buybacks.
% of supply: StablecoinX calc. at $0.204/ENA (Tokenomist, Oct 16, 2026), 15B supply. *Ex-treasury excludes StablecoinX's 3.03B ENA (10-Q, Jun 30, 2026); Foundation not netted (no public figure). Illustrative.

Why StablecoinX?

Two flywheels and three operating businesses

StablecoinX sits at the hub of a two-way bridge between Ethena and traditional finance

← CAPITAL, INVESTORS, USERS

PROTOCOL
Ethena
USDe · sUSDe · USDtb · ENA

← →

THE BRIDGE
StablecoinX
● NASDAQ: USDE

← →

ALLOCATORS · FINTECHS · TREASURIES
TradFi
Investors, capital, users

ETHENA PRODUCTS, STRUCTURED AND WRAPPED →

SEGMENT — DISTRIBUTION

Distribution services

Structures Ethena products for institutional distribution through TradFi channels

SEGMENT — SOFTWARE

StablecoinX Harness

Simplifies integration with Ethena’s yield infrastructure, enabling institutions to develop and distribute their own branded products

SEGMENT — INFRASTRUCTURE

Infrastructure services (DVN)

Verifies cross-chain messages for Ethena, supporting secure and reliable cross-chain operations

Ethena is a protocol. StablecoinX brings a public-company platform to the ecosystems

PROTOCOL

What Ethena does

- Mints USDe through Ethena BVI
- Does not market in the US
- Runs strategies, reserves and redemptions
- The Ethena Foundation stewards the ecosystem, including ENA governance and fee switch mechanisms

PUBLIC OPERATOR

What StablecoinX adds

- Delaware public company listed on Nasdaq
- Platform for securities issuance and institutional partnerships
- Meets institutional allocators where they're at
- Operates infrastructure and software for Ethena products

Two potential value-creation flywheels.
Only one depends on a stock premium to NAV

01


Equity at or
above NAV
Capital
markets
Issue shares,
buy tokens
NAV and crypto
per share grow

02


StablecoinX products
grow USDe supply
Protocol
Revenue
Adoption
Runs even at a discount to NAV
Ecosystem
Value
More ENA
buyback
Potential to
increase treasury
value per share

Flywheel 2 is specific to StablecoinX: it compounds treasury value per share independent of the stock premium to NAV.

THREE SEGMENTS

Three businesses, each supporting the adoption flywheel

Grow USDe utility and supply

SEGMENT — INFRASTRUCTURE SERVICES

DVN

Verifies cross-chain Ethena transfers; earns a fee on volume, so revenue grows with USDe usage.

LIVE

SEGMENT — INFRASTRUCTURE SOFTWARE

StablecoinX Harness

Enables fintechs and platforms to integrate Ethena's yield infrastructure and develop their own branded products, potentially expanding USDe and USDtb adoption.

LIVE V1 | V2 BUILDING

SEGMENT — DISTRIBUTION SERVICES

Distribution Partnership

Structures Ethena products for institutional distribution through TradFi channels, with the potential to expand institutional access to USDe.

BUILDING

From earn-as-a-service to a global dollar network

Earn-as-a-service

Plug-and-play Earn for non-US exchanges, fintechs, neobanks and wallets expanding access to Ethena products through third-party platforms.

PHASE 1 - LIVE

Treasury and wallet programs

Earn fit for corporate treasuries; sold alongside Distribution Services. Ethena Pay for wallets.

PHASE 2 - PLANNED

Global dollar network

On / off ramps and FX for emerging-market payment companies and remittance providers. Ethena Pay as anchor client.

PHASE 3 - PLANNED

Agentic payments and yield

Start with an SDK and MCP server.

IN PARALLEL

EXPECTED REVENUE MODEL

SUPPLY COMPENSATION	YIELD SPREAD	PLATFORM FEES
Paid by Ethena under the distribution agreement	A share of client yield, enabled by Yield Splitting Hooks	Setup plus subscription for recurring revenue

Where required, StablecoinX expects to work with appropriately licensed providers

The Opportunity

Treasury, valuation, governance

Illustrative Framework: Value Beyond the ENA Treasury


ILLUSTRATIVE FRAMEWORK:
MARKET CAPITALIZATION VS. MARKET VALUE OF ENA
ILLUSTRATIVE — NOT TO SCALE
$257M
$361M
$618M
NOT QUANTIFIED
NOT QUANTIFIED
NOT QUANTIFIED
STABLECOINX MARKET CAPITALIZATION (1)
DIFFERENCE TO MARKET VALUE OF ENA (3)
MARKET VALUE OF ENA HELD BY STABLECOINX (2)
DVN (A) (4)
DISTRIBUTION SERVICES (B) (4)
STABLECOINX HARNESS (C) (4)
ILLUSTRATIVE SUM OF THE PARTS (5)

The illustrative sum-of-the-parts analysis is based on management’s assumptions and estimates and is provided for illustrative purposes only. It is not a prediction or guarantee of the Company’s future results, market capitalization or stock price, and there can be no assurance that the values shown will be realized or that the market will value the Company or its assets and businesses on this basis. The analysis is subject to significant uncertainties and limitations, and actual values may differ materially. The analysis does not necessarily reflect the value that could be realized from a sale or other disposition of any asset or business, and other valuation methodologies or assumptions may produce materially different results. The illustrative values should not be viewed as a determination of the Company’s net asset value or intrinsic value.

(1) Market capitalization: $10.71 closing price of StablecoinX Class A shares on Nasdaq on October 16, 2026 × 24,029,576 Class A shares outstanding. Excludes outstanding warrants and Class B shares (voting only; no right to dividends or assets on liquidation).

(2) Market value of ENA: 3,029,023,979 ENA held by the Company × $0.204 price of ENA as reported by Tokenomist on October 16, 2026. Under GAAP, the Company carries ENA at cost less impairment ($212.9M as of June 30, 2026, per its Form 10-Q). The quoted price is not adjusted for any discount for the size of the holding or its liquidity, and the Company may not sell ENA held in treasury without the approval of the Ethena Foundation.

(3) Difference to market value of ENA: (2) less (1). It is not a measure of net asset value, does not reflect cash, liabilities, warrants or other assets, and is being provided for illustrative purposes only.

(4) Operating businesses (A, B, C): DVN (A), Distribution Services (B) and StablecoinX Harness (C) are provided for illustrative purposes only, and the size and spacing of the blocks do not indicate relative or absolute value. They are provided to illustrate that the operating businesses may represent potential value in addition to the Company’s ENA holdings. The operating businesses have limited operating history (see the Company’s 10-Q for the quarter ended June 30, 2026 for additional information).

(5) Illustrative sum of the parts: market value of ENA (2) plus the unquantified potential value of A, B and C.

Separate public company, strategically aligned with Ethena

ALIGNED

Largest ENA holder; economics tied to USDe growth.

INDEPENDENT

Own board, own committees, own public-company obligations.

Voting	Ethena Foundation holds majority (57%) of Class B voting shares
Board	Ethena Foundation holds 1 board seat
Investment Committee	3-person Investment Committee (CEO, Ethena Foundation rep, Independent director)
Collaboration Agreement	Framework for ongoing cooperation between StablecoinX and Ethena, including future opportunities

Source: StablecoinX SEC filings; Collaboration Agreement.

StablecoinX

Every dollar on-chain will want to earn.

StablecoinX is the bridge that enables that in traditional markets.



Appendix

Reference material

A clean cap stack: two classes, one warrant complex

Share capital

CLASS	SHARES	% OF TOTAL	VOTING
Class A common	24,029,576	100%	NON-VOTING SHARES
Class B common	3,157,754	100%	1 VOTE / SHARE

Warrant summary

TYPE	COUNT	STRIKE	FORCING THRESHOLD
Public warrants	11,499,787	$11.50	$18.00
Private warrants	3,267,679	$11.50	N/A
Private warrants	4,356,907	$15.00	N/A

Source: S-1/A figures

Inside the ecosystem StablecoinX is built on

PRODUCT	CATEGORY	OVERVIEW
USDe	SYNTHETIC DOLLAR	Backed by diversified strategies with no inherent value accrual. When staked for sUSDe eligible for protocol incentive rewards
USDtb	TREASURY-BACKED STABLECOIN	For regulated and onshore clients
ENA	GOVERNANCE TOKEN	Fee switch live; buybacks scale with USDe supply
Ethena Pay	PAYMENTS	Self-custodial money app to save, spend and send in USDe; beta since Sep 2026
Whitelabel	ISSUER-AS-A-SERVICE	Partners launch branded stablecoins on Ethena rails, e.g. jupUSD, suiUSDe.

Source: Ethena product documentation.

Reference

NAV	Net asset value of the treasury per share
DVN	Decentralized Verifier Node; verifies cross-chain messages
USDe	Ethena’s synthetic dollar
sUSDe	Staked USDe; accrues rewards via protocol incentive payments
USDtb	Ethena’s Treasury-backed stablecoin
ENA	Ethena’s governance token

Fee switch	Governance mechanism directing protocol revenue to ENA
Perp cash & carry	Long spot, short perpetual; earns funding
Funding rate	Periodic payment between perpetual longs and shorts
RWA	Real-world asset, tokenized on-chain
SOTP	Sum-of-the-parts valuation
bp / bps	Basis point(s); 0.01%

Risk factors: see ”Risk Factors” in the Company’s most recent SEC filings.